Exhibit 10.16

FIRST AMENDMENT TO TERM CREDIT AGREEMENT

THIS FIRST AMENDMENT TO TERM CREDIT AGREEMENT (“Amendment”) is made and entered into as of May 14, 2004 (the “Effective Date”) by and among ENTRADA NETWORKS, INC., a Delaware corporation (“Borrower”), HONG KONG LEAGUE CENTRAL CREDIT UNION, in its capacity as a lender under the Credit Agreement (as hereinafter defined) (“Hong Kong League”), HIT CREDIT UNION, in its capacity as a lender under the Credit Agreement (“HIT”), BRIGHTLINE BRIDGE PARTNERS I, LLC, in its capacity as a lender under the Credit Agreement (“Brightline” and Hong Kong League shall herein be collectively referred to as “Lenders”), and SBI ADVISORS, LLC, a California limited liability company, in its capacity as agent for Lenders (“Agent”)), and is made with reference to the following:

A.   Agent, Hong Kong League, HIT, Shelly Singhal (“Singhal”), and Borrower have entered into that certain Term Credit Agreement, dated as of January 30, 2004 (as the same may hereafter be amended, modified, extended and/or restated from time to time, the “Credit Agreement”). Pursuant to the Credit Agreement, Hong Kong League, HIT and Singhal have made certain Term Loans to Borrower, the repayment of which Term Loans is secured by certain assets of Borrower pledged to Agent for the ratable benefit of Hong Kong League, HIT and Singhal pursuant to the Security Agreement.

B.   Contemporaneously with the execution and delivery of the Credit Agreement, Borrower executed and delivered to Agent, for the benefit of Hong Kong League and HIT (i) that certain Term Note dated January 30, 2004 in the original principal amount of $347,368 in favor of and for the benefit of Hong Kong League, (ii) that certain Term Note dated January 30, 2004 in the original principal amount of $52,632 in favor of and for the benefit of HIT, and (iii) that certain Term Note dated January 30, 2004 in the original principal amount of $100,000 in favor of and for the benefit of Singhal (as the same may hereafter be amended, modified, and/or restated from time to time, collectively, the “Notes”).

C.   Singhal has assigned his interest in the Note executed and delivered to him by Borrower to Matthew McGovern (“McGovern”) and Jon Buttles (“Buttles”) pursuant to those Note Assignments dated as of March 30, 2004 by and among Singhal, Borrower, McGovern and Buttles.

D.   Borrower has requested that (i) Hong Kong League advance an additional $690,000 to Borrower, and (ii) Brightline advance $310,000 to Borrower, the repayment of which is to be secured, on a pari passu basis, by the Collateral pledged under the Security Agreement. Hong Kong League has agreed to provide the additional financing requested by Borrower, and Brightline has agreed to provide the new financing requested by Borrower, provided that Borrower agree to (x) amend certain provisions of the Credit Agreement and deliver to Lenders promissory notes in form and substance acceptable to Lenders, (y) pay to Lenders certain fees relating to the additional advances, and (z) issue to Brightline warrants to purchase common stock of the Borrower in form and substance acceptable to Brightline, all as more particularly set forth below and in the promissory notes to be entered into concurrently with the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, conditions and covenants contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   Terms Defined in Credit Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

2.   For purposes hereof, “Effective Date” means the date on which each of the conditions set forth in Section 10 hereof is fully satisfied to the satisfaction of Agent in its sole and absolute discretion.

3.   Effective as of the Effective Date, the term “Security Agreement contained in Section 1 of the Credit Agreement is hereby amended as follows:

“Security Agreement” means that Security Agreement by and between Borrower and Agent, for the benefit of Lenders, in the form of Exhibit B attached hereto, as the same may be amended or modified from time to time.

Effective as of the Effective Date, the following terms are added to Section 1 of the Credit Agreement in their proper alphabetical sequence:

“Acquisition” means the acquisition by Borrower of 100% of the capital stock of Microtek Corporation.

“Effective Date” means the date on which each of the conditions set forth in Section 10 of the First Amendment is fully satisfied to the satisfaction of Agent in its sole and absolute discretion.

“First Amendment” means that certain First Amendment to Term Credit Agreement dated as of May 14, 2004 by and among Borrower, Lenders and Agent.

“Funding Date” has the meaning assigned to such term in Section 13 of the First Amendment.

“Initial Advance” has the meaning assigned to such term in Section 2(a).

“Supplemental Advance” has the meaning assigned to such term in Section 2(a).

4.   Effective as of the Effective Date, each reference to “Lenders” contained in the Credit Agreement shall be a reference to Hong Kong League, HIT, McGovern, Buttles and Brightline, collectively, and each reference to a “Lender” shall be a reference to Hong Kong League, HIT, McGovern, Buttles or Brightline, as the case may be.

5.   Effective as of the Effective Date, Section 2(a) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Term Loan Advances. Subject to the terms and conditions of this Agreement, each Lender hereby, severally and not jointly, agrees to make loans to Borrower (collectively, the “Term Loans”) (i) on the Closing Date in the amount of Five Hundred Thousand Dollars ($500,000) (the “Initial Advance”), and (ii) on the Effective Date in the amount of One Million Dollars ($1,000,000) (the “Supplemental Advance”), which amounts may be repaid at any time prior to the Maturity Date without premium or penalty, but may not be reborrowed once repaid.”

6.   Effective as of the Effective Date, Section 2(c) of the Credit Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“Interest Rate and Interest Payments. Borrower shall pay interest on the unpaid principal amount of the Term Loans as follows: (i) with respect to the Term Loans that comprise the Initial Advance, from the Closing Date until the Maturity Date at a rate equal to eighteen percent (18%) per annum, and (ii) with respect to the Term Loans that comprise the Supplemental Advance, from the Funding Date until the Maturity Date at a rate equal to twenty-four percent (24%) per annum (the “Interest Rate”). Subject to Section 2(e) and 2(g) below, interest on the outstanding principal amount of the Term Loans shall be due and payable to Agent, for the ratable benefit of Lenders, (x) with respect to the Term Loans that comprise the Initial Advance, in advance (i) on the Closing Date, and (ii) thereafter, on the last Business Day of each calendar month, commencing on the first of such dates following the Closing Date until the Maturity Date, at which time all accrued but unpaid interest shall be due and payable, and (y) with respect to the Term Loans that comprise the Supplemental Advance, in advance (i) on the Funding Date, and (ii) thereafter, on the last Business Day of each calendar month, commencing on the first of such dates following the Funding Date until the Maturity Date, at which time all accrued but unpaid interest shall be due and payable.”

7.   Effective as of the Effective Date, Section 2(d) of the Credit Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“Promissory Notes. The Term Loan shall be evidenced by promissory notes (collectively, the “Notes”) in the forms of Exhibit “A-1”, Exhibit “A-2”, and Exhibit “A-3” attached to this Agreement, and Exhibit “A-1” and Exhibit “A-2” attached to the First Amendment, each duly executed by Borrower.”

8.   Effective as of the Effective Date, a new Section 4(d) and Section 4(e) shall be added to the Credit Agreement to read as follows:

“(d)   Lender Fees. (i) Borrower shall pay to Agent on the Funding Date, for the benefit of Hong Kong League, $69,000 in consideration of Hong Kong League agreeing to enter into the transactions set forth herein, which amount shall be non-refundable and deemed fully-earned upon Agent’s receipt thereof; and (ii) Borrower shall, on the Funding Date, pay to Agent, for the benefit of Brightline, $6,000 and deliver to Brightline 125,000 shares of the common stock of Borrower in consideration of Brightline agreeing to enter into the transactions set forth herein, which amounts shall be non-refundable and deemed fully-earned upon Agent’s receipt thereof.

(e)   Mandatory Prepayment. Notwithstanding any provision to the contrary contained herein, upon the issuance and sale of any equity securities by Borrower subsequent to the date hereof, Borrower shall, within fifteen (15) Business Days of Borrower’s receipt of the proceeds thereof, prepay to Agent, for the ratable benefit of Lenders, the aggregate outstanding principal amount of the Term Loans in an amount equal to fifty percent (50.0%) of all cash proceeds therefrom, net of underwriting discounts and commissions and all other reasonable costs paid to non-affiliates in connection therewith.”

9.    Amendment to and Reaffirmation of Security Agreement. The Security Agreement is hereby amended to add Brightline as a Lender in the premises thereof. Effective as of the Effective Date, each reference to “Lenders” contained in the Security Agreement shall be a reference to Hong Kong League, HIT, McGovern, Buttles and Brightline, collectively, and each reference to a “Lender” shall be a reference to Hong Kong League, HIT, McGovern, Buttles or Brightline, as the case may be. Borrower hereby reaffirms on the date hereof each of the covenants and agreements made by it in the Security Agreement and agrees that each of such covenants and agreements shall remain unmodified and in full force and effect notwithstanding the execution and delivery of this Amendment.

10.   Conditions Precedent. The satisfaction of the following shall be conditions precedent to the effectiveness of this Amendment:

10.1   Amendment. Agent shall have received this Amendment, duly executed by Borrower.

10.2   Promissory Notes. Agent shall have received (i) the Term Note in the form of Exhibit A-1 attached hereto, dated of even date herewith in the original principal amount of $690,000 in favor of and for the benefit of Hong Kong League, and (ii) the Term Note in the form of Exhibit A-2 attached hereto dated of even date herewith in the original principal amount of $310,000 in favor of and for the benefit of Brightline.

10.3   Representations and Warranties. Each representation and warranty made by Borrower in Section 3 of the Credit Agreement shall be true and correct on and as of the Effective Date as though made as of the Effective Date, except to the extent such representations and warranties relate solely to an earlier date.

11.   Concurrent Advances; Use of Proceeds. Upon the satisfaction by Borrower of the conditions precedent set forth in Section 10 above, Hong Kong League shall make a Term Loan to Borrower in the principal amount of Six Hundred Ninety Thousand Dollars ($690,000), and Brightline shall make a Term Loan to Borrower in the principal amount of Three Hundred Ten Thousand Dollars ($310,000) (the “Concurrent Advances”). Proceeds from the Concurrent Advances shall be used by Borrower solely for the purpose of funding the down payment for the Acquisition and to finance any fees and expenses associated with the Acquisition.

12.   Delivery of Warrants. (a) Borrower shall deliver to Brightline, as holder thereof, on the Funding Date (as hereinafter defined) an executed warrant to purchase 1,550,000 shares of common stock of Borrower at an exercise price of $0.16 per share, which warrant shall not expire prior to the third anniversary of the Funding Date and shall contain piggyback registration rights, in form and substance acceptable to Brightline; and (b) Borrower shall deliver to SBI Brightline IV, LLC, as holder thereof, on the Funding Date a duly executed warrant to purchase 3,450,000 shares of common stock of Borrower at an exercise price of $0.16 per share, which warrant shall not expire prior to the third anniversary of the Funding Date and shall contain piggyback registration rights, in form and substance acceptable to SBI Brightline IV, LLC.

13.   Escrowed Funds. Borrower hereby agrees that the net proceeds from the Concurrent Advances shall be deposited into an escrow account maintained by Loeb & Loeb LLP (the “Escrow Account”), and shall be maintained in the Escrow Account until such time as Borrower shall have provided to Agent evidence satisfactory to Agent of the execution and delivery of definitive documentation relating to the Acquisition. In furtherance of the foregoing, Borrower hereby authorizes Agent to wire the net proceeds from the Concurrent Advances into the Escrow Account. Upon notification in writing by Agent to Loeb & Loeb LLP that the foregoing condition has been satisfied, all monies deposited in the Escrow Account shall be released to Borrower. The date of the release of such monies shall be referred to herein as the “Funding Date”.

14.   Addition of Brightline as a Lender. Effective as of the Effective Date, Brightline is hereby added as a Lender to the Credit Agreement. Brightline agrees that, from and after the Effective Date, it will be bound by the provisions of the Credit Agreement and will perform all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. All notices delivered to Brightline pursuant to Section 11(c) of the Credit Agreement shall be sent to the following:

Brightline Bridge Partners I, LLC
610 Newport Center, Suite 1205
Newport Beach, CA 92660
Telecopy No.: (949) 679-7280

15.   General Amendment. Effective as of the Effective Date, the Credit Agreement, the Security Agreement, and each document delivered to Lender in connection therewith (collectively, the “Loan Documents”) are hereby amended to the further extent required to give effect to the terms and conditions of the amendments to the Credit Agreement effected hereunder.

16.   Full Force and Effect. Effective as of the Effective Date, each of the Loan Documents is hereby amended such that all references to the Credit Agreement contained in any such documents shall be deemed to be references to the Credit Agreement, as amended by this Amendment. Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect.

17.   Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument.

18.   Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

“BORROWER”

ENTRADA NETWORKS, INC., a Delaware corporation

By: /s/ Kanwar J. S. Chadha
Name: Kanwar J. S. Chadha
Its: President and CEO

“AGENT”

SBI ADVISORS, LLC, solely in its capacity as Agent hereunder

By: /s/ Shelly Singhal
Name: Shelly Singhal
Its: Managing Partner

“LENDERS”

HONG KONG LEAGUE CENTRAL CREDIT UNION

By: /s/ Shelly Singhal
Name: Shelly Singhal
Its: Attorney-In-Fact

HIT CREDIT UNION

By: /s/ Shelly Singhal
Name: Shelly Singhal
Its: Attorney-In-Fact

BRIGHTLINE BRIDGE PARTNERS I, LLC

By: /s/ Shelly Singhal
Name: Shelly Singhal
Its: Managing Partner

ACKNOWLEDGED AND AGREED:

/s/ Matthew McGovern
MATTHEW MCGOVERN

/s/ Jon Buttles
JON BUTTLES

Exhibit A-1

to the First Amendment to Term Credit Agreement

FORM OF TERM NOTE

THE OBLIGATIONS EVIDENCED BY THIS TERM NOTE HAVE BEEN EXPRESSLY SUBORDINATED TO CERTAIN OTHER OBLIGATIONS OF BORROWER PURSUANT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT (DEBT AND SECURITY INTEREST) BY AND AMONG ENTRADA NETWORKS, INC., HONG KONG LEAGUE CENTRAL CREDIT UNION, AND SILICON VALLEY BANK, AS AMENDED.

TERM NOTE

Los Angeles, California

U.S.$690,000                               May 14, 2004

FOR VALUE RECEIVED, the undersigned, ENTRADA NETWORKS, INC., a Delaware corporation (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of HONG KONG LEAGUE CENTRAL CREDIT UNION (the “Lender”), without offset or counterclaim, the principal sum of Six Hundred Ninety Thousand U.S. Dollars (U.S.$690,000) on or before the Maturity Date (as such term is defined in the Credit Agreement referred to below). The Borrower further promises to pay interest on the Term Loan outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement referred to below. This Term Note may be prepaid at any time prior to the Maturity Date without premium or penalty.

1.   Payment. Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to the Lender at Party Room 1-2, G/F, Kam Wah House, Choi Hung Estate, Kowloon, Hong Kong, or such other place as the Lender may designate in writing to the Borrower from time to time.

2.   Record Keeping. The Lender shall record the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Lender’s internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; provided, however, that the Lender’s failure so to record shall not limit or otherwise affect the obligations of the Borrower hereunder and under the Credit Agreement to repay the principal of and interest on the Term Loan.

3.   Credit Agreement. This Term Note is one of the Notes referred to in, and is subject to and entitled to the benefits of, that certain Term Credit Agreement dated as of January 30, 2004 (as amended by the First Amendment, and as may be further modified, renewed or extended from time to time, the “Credit Agreement”) between the Borrower, the Lender, and certain other parties thereto. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived. This Term Note is secured by certain Collateral more specifically described in the Security Agreement.

4.   Limitation on Interest Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Credit Agreement and charged or collected by the Lender or any holder of this Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has charged or received interest hereunder or under the Credit Agreement in excess of the highest applicable rate, the rate in effect hereunder and under the Credit Agreement shall automatically be reduced to the maximum rate permitted by applicable law and the Lender shall apply all interest paid in excess of the maximum lawful rate to reduce the principal balance of the amounts outstanding hereunder and under the Credit Agreement. It is the intent of the parties hereto that the Borrower not pay or contract to pay, and that the Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of the maximum rate of interest that may be paid by the Borrower to the Lender under applicable law.

5.   Governing Law. THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF ITS CONFLICTS OF LAWS AND CHOICE OF LAWS RULES THAT WOULD OR MAY CAUSE THE APPICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

ENTRADA NETWORKS, INC.

By: /s/ Kanwar J. S. Chadha
Name: Kanwar J. S. Chadha
Its: President and CEO

Exhibit A-2

to the First Amendment to Term Credit Agreement

FORM OF TERM NOTE

THE OBLIGATIONS EVIDENCED BY THIS TERM NOTE HAVE BEEN EXPRESSLY SUBORDINATED TO CERTAIN OTHER OBLIGATIONS OF BORROWER PURSUANT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT (DEBT AND SECURITY INTEREST) BY AND AMONG ENTRADA NETWORKS, INC., BRIGHTLINE BRIDGE PARTNERS I, LLC, AND SILICON VALLEY BANK, AS AMENDED.

TERM NOTE

Los Angeles, California

U.S.$310,000                               May 14, 2004

FOR VALUE RECEIVED, the undersigned, ENTRADA NETWORKS, INC., a Delaware corporation (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of BRIGHTLINE BRIDGE PARTNERS I, LLC (the “Lender”), without offset or counterclaim, the principal sum of Three Hundred Ten Thousand U.S. Dollars (U.S.$310,000) on or before the Maturity Date (as such term is defined in the Credit Agreement referred to below). The Borrower further promises to pay interest on the Term Loan outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement referred to below. This Term Note may be prepaid at any time prior to the Maturity Date without premium or penalty.

6.   Payment. Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to the Lender at Brightline Bridge Partners I, LLC, 610 Newport Center, Suite 1205, Newport Beach, CA 92660, or such other place as the Lender may designate in writing to the Borrower from time to time.

7.   Record Keeping. The Lender shall record the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Lender’s internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; provided, however, that the Lender’s failure so to record shall not limit or otherwise affect the obligations of the Borrower hereunder and under the Credit Agreement to repay the principal of and interest on the Term Loan.

8.   Credit Agreement. This Term Note is one of the Notes referred to in, and is subject to and entitled to the benefits of, that certain Term Credit Agreement, dated as of January 30, 2004 (as amended by the First Amendment, and as may be further amended, modified, renewed or extended from time to time, the “Credit Agreement”) between the Borrower, the Lender, and certain other parties thereto. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived. This Term Note is secured by certain Collateral more specifically described in the Security Agreement.

9.   Limitation on Interest Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Credit Agreement and charged or collected by the Lender or any holder of this Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has charged or received interest hereunder or under the Credit Agreement in excess of the highest applicable rate, the rate in effect hereunder and under the Credit Agreement shall automatically be reduced to the maximum rate permitted by applicable law and the Lender shall apply all interest paid in excess of the maximum lawful rate to reduce the principal balance of the amounts outstanding hereunder and under the Credit Agreement. It is the intent of the parties hereto that the Borrower not pay or contract to pay, and that the Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of the maximum rate of interest that may be paid by the Borrower to the Lender under applicable law.

10.   Governing Law. THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF ITS CONFLICTS OF LAWS AND CHOICE OF LAWS RULES THAT WOULD OR MAY CAUSE THE APPICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

ENTRADA NETWORKS, INC.

By: /s/ Kanwar J. S. Chadha
Name: Kanwar J. S. Chadha
Its: President and CEO